                                                                    EXHIBIT 6(a)


                             DISTRIBUTION AGREEMENT

                               As of July 16, 1997

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio  43219

Gentlemen:

         This is to confirm that, in consideration of the agreements hereinafter contained, the undersigned, AmSouth Mutual Funds (the "Trust"), a Massachusetts business trust, has agreed that BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") shall be, for the period of this Agreement, the distributor of the units of beneficial interest of the investment portfolios of the Trust identified on Schedule A hereto (the "Funds"). Such units of beneficial interest are hereinafter called "Shares."

         1.  Services as Distributor.
             ------------------------

         1.1 Distributor will act as agent for the distribution of the Shares covered by the registration statement and prospectuses of the Trust then in effect under the Securities Act of 1933 as amended.

         1.2 Distributor agrees to use appropriate efforts to solicit orders for the sale of the Shares and will undertake such advertising and promotion as it believes reasonable in connection with such solicitation. The Trust understands that Distributor may, in the future, be the distributor of the shares of several investment companies or series (together, "Companies") including Companies having investment objectives similar to those of the Trust. The Trust further understands that investors and potential investors in the Trust may invest in shares of such other Companies. The Trust agrees that Distributor's duties to such Companies shall not be deemed in conflict with its duties to the Trust under this paragraph 1.2.

         Distributor shall, at its own expense, finance appropriate activities which it deems reasonable which are primarily intended to result in the sale of the Shares, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than current Shareholders, and the printing and mailing of sales literature.

         1.3 All activities by Distributor and its partners, agents, and employees as distributor of the Shares shall comply with all applicable laws, rules and regulations, including, without limitation, all rules and regulations made or adopted pursuant to the Investment Company Act of 1940 (the "1940 Act") by the Securities and Exchange Commission or any securities association registered under the Securities Exchange Act of 1934.

         1.4 Distributor will provide one or more persons, during normal business hours, to respond to telephone questions with respect to the Trust.

         1.5 Distributor will transmit any orders received by it for purchase or redemption of the Shares to the transfer agent and custodian for the Funds.

         1.6 Whenever in their judgment such action is warranted by unusual market, economic or political conditions, or by abnormal circumstances of any kind, the Trust's officers may decline to accept any orders for, or make any sales of the Shares until such time as those officers deem it advisable to accept such orders and to make such sales.

         1.7 Distributor will act only on its own behalf as principal if it chooses to enter into selling agreements with selected dealers or others.

         1.8 The Trust agrees at its own expense to execute any and all documents and to furnish any and all information and otherwise to take all actions that may be reasonably necessary in connection with the qualification of the Shares for sale in such states as Distributor may designate.

         1.9 The Trust shall furnish from time to time, for use in connection with the sale of the Shares, such information with respect to the Funds and the Shares as Distributor may reasonably request; and the Trust warrants that the statements contained in any such information shall fairly show or represent what they purport to show or represent. The Trust shall also furnish Distributor upon request with: (a) unaudited semi-annual statements of the Fund's books and accounts prepared by the Trust, (b) quarterly earnings statements prepared by the Trust, (c) a monthly itemized list of the securities in the Funds, (d) monthly balance sheets as soon as practicable after the end of each month, and
(e) from time to time such additional information regarding the financial condition of the Funds as Distributor may reasonably request.

         1.10 The Trust represents to Distributor that all registration statements and prospectuses filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Shares have been carefully prepared in conformity with the requirements of said Act and rules and regulations of the Securities and Exchange Commission thereunder. As used in this agreement the terms "registration statement" and "prospectus" shall mean any registration statement and any prospectus and Statement of Additional Information relating to the Funds filed with the Securities and Exchange Commission and any amendments and supplements thereto which at any time shall have been filed with the same Commission. The Trust represents and warrants to Distributor that any registration statement and prospectus, when such registration statement becomes effective, will contain all statements required to be stated therein in conformity with said Act and the rules and regulations of said Commission; that all statements of fact contained in any such registration statement and prospectus will be true and correct when such registration statement becomes effective; and that neither any registration statement nor any prospectus when such registration statement becomes effective will include an untrue statement of a

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



material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading to a purchaser of the Shares. The Trust may but shall not be obligated to propose from time to time such amendment or amendments to any registration statement and such supplement or supplements to any prospectus as, in the light of future developments, may, in the opinion of the Trust's counsel, be necessary or advisable. If the Trust shall not propose such amendment or amendments and/or supplement or supplements within fifteen days after receipt by the Trust of a written request from Distributor to do so, Distributor may, at its option, terminate this agreement. The Trust shall not file any amendment to any registration statement or supplement to any prospectus without giving Distributor reasonable notice thereof in advance; provided, however, that nothing contained in this agreement shall in any way limit the Trust's right to file at any time such amendments to any registration statement and/or supplements to any prospectus, of whatever character, as the Trust may deem advisable, such right being in all respects absolute and unconditional.

         1.11 The Trust authorizes Distributor and dealers to use any prospectus in the form furnished from time to time in connection with the sale of the Shares. The Trust agrees to indemnify, defend and hold Distributor, its several partners and employees, and any person who controls Distributor within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Distributor, its partners and employees, or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any registration statement or any prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any registration statement or any prospectus or necessary to make the statements in either thereof not misleading; provided, however, that the Trust's agreement to indemnify Distributor, its partners or employees, and any such controlling person shall not be deemed to cover any claims, demands, liabilities or expenses arising out of any statements or representations as are contained in any prospectus and in such financial and other statements as are furnished in writing to the Trust by Distributor and used in the answers to the registration statement or in the corresponding statements made in the prospectus, or arising out of or based upon any omission or alleged omission to state a material fact in connection with the giving of such information required to be stated in such answers or necessary to make the answers not misleading; and further provided that the Trust's agreement to indemnify Distributor and the Trust's representations and warranties hereinbefore set forth in paragraph 1.10 shall not be deemed to cover any liability to the Trust or its Shareholders to which Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of Distributor's reckless disregard of its obligations and duties under this agreement. The Trust's agreement to indemnify Distributor, its partners and employees, and any such controlling person, as aforesaid, is expressly conditioned upon the Trust's being notified of any action brought against Distributor, its partners or employees, or any such controlling person, such notification to be given by letter or by telegram addressed to the Trust at its principal office in Columbus, Ohio and sent to the Trust by the person against whom such

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



action is brought, within 10 days after the summons or other first legal process shall have been served. The failure to so notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or allegedly untrue, statement or omission, or alleged omission, otherwise than on account of the Trust's indemnity agreement contained in this paragraph 1.11. The Trust will be entitled to assume the defense of any suit brought to enforce any such claim, demand or liability, but, in such case, such defense shall be conducted by counsel of good standing chosen by the Trust and approved by Distributor, which approval shall not be unreasonably withheld. In the event the Trust elects to assume the defense of any such suit and retain counsel of good standing approved by Distributor, the defendant or defendants in such suit shall bear the fees and expenses of any additional counsel retained by any of them; but in case the Trust does not elect to assume the defense of any such suit, or in case Distributor reasonably does not approve of counsel chosen by the Trust, the Trust will reimburse Distributor, its partners and employees, or the controlling person or persons named as defendant or defendants in such suit, for the fees and expenses of any counsel retained by Distributor or them. The Trust's indemnification agreement contained in this paragraph 1.11 and the Trust's representations and warranties in this agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of Distributor, its partners and employees, or any controlling person, and shall survive the delivery of any Shares. This agreement of indemnity will inure exclusively to Distributor's benefit, to the benefit of its several partners and employees, and their respective estates, and to the benefit of the controlling persons and their successors. The Trust agrees promptly to notify Distributor of the commencement of any litigation or proceedings against the Trust or any of its officers or Trustees in connection with the issue and sale of any Shares.

         1.12 Distributor agrees to indemnify, defend and hold the Trust, its several officers and Trustees and any person who controls the Trust within the meaning of Section 15 of the Securities Act of 1933, as amended, free and harmless from and against any and all claims, demands, liabilities and expenses (including the costs of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Trust, its officers or Trustees or any such controlling person, may incur under the Securities Act of 1933, as amended, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Trust, its officers or Trustees or such controlling person resulting from such claims or demands, shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by Distributor to the Trust and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by Distributor to the Trust required to be stated in such answers or necessary to make such information not misleading. Distributor's agreement to indemnify the Trust, its officers and Trustees, and any such controlling person, as aforesaid, is expressly conditioned upon Distributor's being notified of any action brought against the Trust, its officers or Trustees, or any such controlling person, such notification to be given by letter or telegram addressed to Distributor at its principal office in Columbus, Ohio, and sent to Distributor by the person against whom such action is brought, within 10 days after the

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



summons or other first legal process shall have been served. Distributor shall have the right of first control of the defense of such action, with counsel of its own choosing, satisfactory to the Trust, if such action is based solely upon such alleged misstatement or omission on Distributor's part, and in any other event the Trust, its officers or Trustees or such controlling person shall each have the right to participate in the defense or preparation of the defense of any such action. The failure to so notify Distributor of any such action shall not relieve Distributor from any liability which Distributor may have to the Trust, its officers or Trustees, or to such controlling person by reason of any such untrue or alleged untrue statement, or omission or alleged omission, otherwise than on account of Distributor's indemnity agreement contained in this paragraph 1.12.

         1.13 No Shares shall be offered by either Distributor or the Trust under any of the provisions of this agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Trust if and so long as the effectiveness of the registration statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the Securities Act of 1933, as amended, or if and so long as a current prospectus as required by Section 10(b)(2) of said Act, as amended, is not on file with the Securities and Exchange Commission; provided, however, that nothing contained in this paragraph 1.13 shall in any way restrict or have an application to or bearing upon the Trust's obligation to repurchase Shares from any Shareholder in accordance with the provisions of the Trust's prospectus, Declaration of Trust, or By-laws.

         1.14 The Trust agrees to advise Distributor as soon as reasonably practical by a notice in writing delivered to Distributor or its counsel:

                  (a) of any request by the Securities and Exchange Commission for amendments to the registration statement or prospectus then in effect or for additional information;

                  (b) in the event of the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of the registration statement or prospectus then in effect or the initiation by service of process on the Trust of any proceeding for that purpose;

                  (c) of the happening of any event that makes untrue any statement of a material fact made in the registration statement or prospectus then in effect or which requires the making of a change in such registration statement or prospectus in order to make the statements therein not misleading; and

                  (d) of all action of the Securities and Exchange Commission with respect to any amendment to any registration statement or prospectus which may from time to time be filed with the Securities and Exchange Commission.

         For purposes of this section, informal requests by or acts of the Staff of the Securities and Exchange Commission shall not be deemed actions of or requests by the Securities and Exchange Commission.

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



         1.15 Distributor agrees on behalf of itself and its partners and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and its prior, present or potential Shareholders, and not to use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where Distributor may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         1.16 This agreement shall be governed by the laws of the Commonwealth of Massachusetts.

         2.       Fees
                  ----

         2.1 The Distributor shall receive from certain classes of the Funds identified on Schedule B hereto a distribution fee or a shareholder services fee at the rate and upon the terms and conditions set forth in the Distribution and Shareholder Servicing Plan dated March 12, 1997 (the "Distribution Plan"), or the Shareholder Servicing Plan dated March 20, 1996 (the "Servicing Plan") entered into between the Group and the Distributor on behalf of such classes. The distribution fee shall be accrued daily and shall be paid on the first business day of each month, or at such time(s) as the Distributor shall reasonably request.

         3.       Front-End Load Shares -- Sale and Payment
                  -----------------------------------------

         Pursuant to the Declaration of Trust, dated June 25, 1993, as amended, each Fund may be divided into separate classes of Shares in which case the Shares of one or more classes may be subject to a front-end sales load and may be subject to the imposition of a shareholder services fee pursuant to the Servicing Plan referred to above. To the extent that all Shares of a Fund are sold at an offering price which includes a sales load or that Shares of one or more classes of a Fund are sold at such an offering price, such Shares shall hereinafter be referred to collectively as "Front-End Load Shares" and individually as a "Front-End Load Share." Funds that contain Front-End Load Shares shall hereinafter be referred to collectively as "Front-End Load Funds" and individually as a "Front-End Load Fund." Under this Agreement, the following provisions shall apply with respect to the sale of, and payment for, Front-End Load Shares of the Front-End Load Funds identified on Schedule C hereto.

         (a) The Distributor shall have the right, as principal, to purchase Front-End Load Shares at their net asset value and to sell such Front-End Load Shares to the public against orders therefor at the applicable public offering price, as defined in Section 4 hereof. The Distributor shall also have the right, as principal, to sell Front-End Load Shares to dealers against orders therefor at the public offering price less a concession determined by the Distributor, which concession shall not exceed the amount of the sales charge or underwriting discount, if any, referred to in Section 4 below.

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



         (b) Prior to the time of delivery of any Front-End Load Shares by a Front-End Load Fund to, or on the order of, the Distributor, the Distributor shall pay or cause to be paid to the Front-End Load Fund or to its order an amount in Boston or New York clearing house funds equal to the applicable net asset value of such Shares. The Distributor may retain so much of any sales charge or underwriting discount as is not allowed by the Distributor as a concession to dealers.

         4.       Front-End Load Shares -- Public Offering Price
                  ----------------------------------------------

         The public offering price of a Front-End Load Share shall be the asset value of such Front-End Load Share, plus any applicable sales charge, all as set forth in the current prospectus of the Front-End Load Fund. The net asset value of Shares shall be determined in accordance with the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust and the then current prospectus of the Front-End Load Fund.

         5.       Front-End Load Shares -- Issuance of Shares
                  -------------------------------------------

         The Trust reserves the right to issue, transfer or sell Front-End Load Shares at net asset value (a) in connection with the merger or consolidation of the Trust or the Front-End Load Fund(s) with any other investment company or the acquisition by the Trust or the Front- End Load Fund(s) of all or substantially all of the assets or of the outstanding Shares of any other investment company;
(b) in connection with a pro rata distribution directly to the holders of Shares in the nature of a stock dividend or split; (c) upon the exercise of subscription rights granted to the holders of Shares on a pro rata basis; (d) in connection with the issuance of Front-End Load Shares pursuant to any exchange and reinvestment privileges described in any then current prospectus of the Front-End Load Fund; and (e) otherwise in accordance with any then current prospectus of the Front-End Load Fund.

         6.       Sale of Shares Subject to a Contingent Deferred Sales Charge
                  ------------------------------------------------------------

         6.1. The Trust may offer Shares of a class subject to both a contingent deferred sales charge (a "CDSC") and a Distribution Plan (a "CDSC Class"). Additionally, shares of a class generally subject to a front-end load may be offered by the Trust without the imposition of a front end sales load under circumstances described in the Trust's prospectuses (hereinafter, "Front End Load Exempt Shares"). Front End Load Exempt Shares may be subject to a CDSC under circumstances described in the Trust's prospectuses. The Distributor may pay brokers, dealers and other financial institutions and intermediaries commissions with regard to the sale of CDSC and Front End Load Exempt Shares. Under this Agreement, the following provisions shall apply with respect to Shares of a CDSC Class as described in the prospectus(es) of the Funds and identified on Schedule D hereto, as well as to Front End Load Exempt Shares.

         (a) The Distributor shall be entitled to receive all CDSC payments on Front End Load Exempt Shares and Shares of a CDSC Class. The Distributor may assign or sell to a third party (a "CDSC Financing Entity") all or a part of the CDSC payments that the

Distributor is entitled to receive under this Agreement. The Distributor's right to payment on such Shares, if assigned or sold to a CDSC Financing Entity, shall continue after termination of this Agreement.

         (b) (i) The Distributor shall be entitled to receive all distribution and service fees at the rate and under the terms and conditions set forth in the Distribution Plan adopted by a CDSC Class on all Shares of such CDSC Class so long as the Plan is in effect. The Distributor may assign or sell to a CDSC Financing Entity all or a part of the distribution fees the Distributor is entitled to receive from the Trust under the Distribution Plan. The Distributor's right to payment of distribution fees on such Shares, if assigned or sold to a CDSC Financing Entity, shall continue after termination of this Agreement. Otherwise, the right to receive all distribution and service fee payments in respect of periods subsequent to the termination of this Agreement shall terminate upon termination of this Agreement. In the event Distributor assigns or sells all or a part of the CDSC payments or the distribution and service fees referenced above to a CDSC Financing Entity and this Agreement is subsequently terminated, Distributor shall have no obligation to assist the CDSC Financing Entity in connection with such Entity's right to receive such payments or fees subsequent to such termination.

                  (ii) The Distributor shall not be required to offer or sell Shares of a CDSC Class unless and until it has received a binding commitment from a CDSC Financing Entity (a "Commitment") satisfactory to the Distributor which Commitment shall cover all expenses and fees related to the offer and sale of such Shares of the CDSC Class including but not limited to dealer reallowances, financing commitment fees, and legal fees. If at any time during the term of this Agreement the then-current CDSC financing is terminated through no fault of the Distributor, the Distributor shall have the right to immediately cease offering or selling CDSC Shares until substitute financing becomes effective.

         (c) The Distributor and the Trust hereby agree that the terms and conditions set forth herein regarding the offer and sale of Shares of a CDSC Class may be amended upon approval of both parties in order to comply with the terms and conditions of any agreement with a CDSC Financing Entity to finance the costs for the offer and sale of Shares of a CDSC Class so long as such terms and conditions are in compliance with the Plan.

         7.   Term and Matters Relating to the Trust as a
              -------------------------------------------
              Massachusetts Business Trust.
              ----------------------------

         This agreement shall become effective on the date above first written and, unless sooner terminated as provided herein, shall continue until January 31, 1998 and thereafter shall continue automatically for successive annual periods ending on January 31 of each year, provided such continuance is specifically approved at least annually by (i) the Trust's Board of Trustees or
(ii) by "vote of a majority of the outstanding Shares" (as defined below) of the Fund, PROVIDED, HOWEVER, that in either event the continuance is also approved by the majority of the Trust's Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any party to this agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This agreement is terminable without penalty, on not less than sixty days' notice, by the Trust's Board of Trustees, by "vote of a majority of the outstanding Shares" (as defined below) of the Fund or by Distributor. This agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act). For purposes of this Agreement, the term "vote of a majority of the outstanding Shares" shall mean the approval, at a meeting of Shareholders duly called, of the lesser of (i) the holders of 67% or more of the votes present at any such meeting, if the holders of more than 50% of the outstanding votes are present or represented by proxy thereat; or (ii) the holders of more than 50% of the outstanding votes.

         The names "AmSouth Mutual Funds" and "Trustees of AmSouth Mutual Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "AmSouth Mutual Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of Shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         Please confirm that the foregoing is in accordance with your understanding by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.

                                             Yours very truly,

                                             AMSOUTH MUTUAL FUNDS

                                             By:

                                             Name: _______________________
                                             Title: ______________________

Accepted:

BISYS FUND SERVICES LIMITED PARTNERSHIP

By:      BISYS Fund Services, Inc., General Partner

                By: ___________________________

               Name:___________________________
              Title:___________________________

                                   SCHEDULE A
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                      AND
                           BISYS FUND SERVICES, INC.
                              DATED JULY 16, 1997

     NAME OF FUND
---------------------

AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Bond Fund
AmSouth Limited Maturity Fund
AmSouth Municipal Bond Fund
AmSouth Balanced Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund

                                              AMSOUTH MUTUAL FUNDS

                                              By:__________________________

                                              Name: _______________________

                                              Title:_______________________

                                              BISYS FUND SERVICES
                                              LIMITED PARTNERSHIP

                                              By:  BISYS Fund Services, Inc.
                                                       General Partner

                                              By:__________________________

                                              Name: _______________________

                                              Title:_______________________

                                   SCHEDULE B
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                      AND
                           BISYS FUND SERVICES, INC.
                              DATED JULY 16, 1997


     Servicing Plan Funds                    Distribution Plan Funds
     --------------------                    -----------------------

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Prime Obligations Fund                     Prime Obligations Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  U.S. Treasury Fund                         Equity Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Tax Exempt Fund                            Regional Equity Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Equity Fund                                Bond Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Regional Equity Fund                       Limited Maturity Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Bond Fund                                  Municipal Bond Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Limited Maturity Fund                    Balanced Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Municipal Bond Fund                        Government Income Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Balanced Fund                              Florida Tax-Free Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Government Income Fund                     Capital Growth Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Florida Tax-Free Fund                      Small Cap Fund

Class A Shares of the AmSouth              Class B Shares of the AmSouth
  Capital Growth Fund                        Equity Income Fund

         Servicing Plan Funds
         --------------------

Class A Shares of the AmSouth
  Small Cap Fund

Class A Shares of the AmSouth
  Equity Income Fund

                                            AMSOUTH MUTUAL FUNDS

                                            By:_________________________

                                            Name: _______________________

                                            Title:_______________________

                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                                     General Partner

                                            By:__________________________

                                            Name: _______________________

                                            Title:_______________________

                                   SCHEDULE C
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                      AND
                           BISYS FUND SERVICES, INC.
                              DATED JULY 16, 1997


Class A Shares of the AmSouth
  Equity Fund

Class A Shares of the AmSouth
  Regional Equity Fund

Class A Shares of the AmSouth
  Bond Fund

Class A Shares of the AmSouth
  Limited Maturity Fund

Class A Shares of the AmSouth
  Municipal Bond Fund

Class A Shares of the AmSouth
  Balanced Fund

Class A Shares of the AmSouth
  Government Income Fund

Class A Shares of the AmSouth
  Florida Tax-Free Fund

Class A Shares of the AmSouth
  Capital Growth Fund

Class A Shares of the AmSouth
  Small Cap Fund

Class A Shares of the AmSouth
  Equity Income Fund

                                                 AMSOUTH MUTUAL FUNDS

                                                 By:_________________________

                                                 Name: ______________________

                                                 Title:______________________

                                                 BISYS FUND SERVICES
                                                 LIMITED PARTNERSHIP

                                                 By:  BISYS Fund Services, Inc.
                                                          General Partner

                                                 By:_________________________

                                                 Name: ______________________

                                                 Title:______________________

                                   SCHEDULE D
                         TO THE DISTRIBUTION AGREEMENT
                                    BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                      AND
                           BISYS FUND SERVICES, INC.
                              DATED JULY 16, 1997



Class B Shares of the AmSouth
  Prime Obligations Fund

Class B Shares of the AmSouth
  Equity Fund

Class B Shares of the AmSouth
  Regional Equity Fund

Class B Shares of the AmSouth
  Bond Fund

Class B Shares of the AmSouth
  Limited Maturity Fund

Class B Shares of the AmSouth
  Municipal Bond Fund

Class B Shares of the AmSouth
  Balanced Fund

Class B Shares of the AmSouth
  Government Income Fund

Class B Shares of the AmSouth
  Florida Tax-Free Fund

Class B Shares of the AmSouth
  Capital Growth Fund

Class B Shares of the AmSouth
  Small Cap Fund

Class B Shares of the AmSouth
  Equity Income Fund

                                             AMSOUTH MUTUAL FUNDS

                                             By:__________________________

                                             Name: _______________________

                                             Title:_______________________

                                             BISYS FUND SERVICES
                                             LIMITED PARTNERSHIP

                                             By:  BISYS Fund Services, Inc.
                                                      General Partner

                                             By:__________________________

                                             Name: _______________________

                                             Title:_______________________